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         IN WITNESS WHEREOF, the parties have executed this Management Services
Agreement as of the date first written above.


                                       TRUE TEMPER SPORTS, INC.


                                       By: _____________________________________
                                       Name: Fred H. Geyer
                                       Title: Chief Financial Officer



                                       CORNERSTONE EQUITY INVESTORS, LLC


                                       By: _____________________________________
                                       Name:
                                       Title:




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